EXHIBIT 10.21




                            AMENDMENT No. 1 dated as of December
                    20,   1996   (this   "Amendment")   to   the
                    Competitive  Advance  and  Revolving  Credit
                    Facility  Agreement  dated as of  August  2,
                    1996  (the  "Credit  Agreement"),  among  BT
                    OFFICE  PRODUCTS  INTERNATIONAL,  INC.  (the
                    "Company"),  the Borrowing  Subsidiaries and
                    Guarantors  named in the  Credit  Agreement,
                    the  lenders  named in the Credit  Agreement
                    (the  "Lenders"),  THE CHASE MANHATTAN BANK,
                    as administrative agent (the "Administrative
                    Agent"),   and  ABN  AMRO  BANK   N.V.,   as
                    documentation agent.

                  A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Company, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Company has requested that certain provisions contained in the Credit Agreement be amended as set forth herein.

                  C. The Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows (all capitalized terms used and not otherwise defined herein having the meanings given them in the Credit Agreement as amended hereby):

                  SECTION 1. Amendment to Section 6.08 of the Credit  Agreement.
Section 6.08 of the Credit Agreement is hereby amended and restated as follows:

                           SECTION 6.08. Consolidated Leverage Ratio. The Consolidated Leverage Ratio will not at any time (i) on or before March 31, 1997 exceed 3.75 to 1.0, and (ii) after March 31, 1997 exceed 3.25 to 1.0.

                  SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date that the Administrative Agent shall have



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received  counterparts of this Amendment  that,  when taken  together,  bear the signatures of the Company and the Required Lenders.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or of the Company under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, which is ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       BT OFFICE PRODUCTS INTERNATIONAL,
                                       INC.,



                                       By: /s/ John J. McKiernan
                                         ---------------------------------------
                                         Name:  John J. McKiernan
                                         Title:  Vice President-Finance
                                                 and Administration



                                       Guarantors
                                       ----------

                                       KELLY PAPER COMPANY,



                                       By: /s/ Edward A. Pearson
                                          --------------------------------------
                                          Name:  Edward A. Pearson
                                          Title:  President


                                       BT MONROE OFFICE PRODUCTS, INC.,



                                       By: /s/ Steven A. Frager
                                          --------------------------------------
                                          Name:  Steven A. Frager
                                          Title:  President


                                       BUSINESS ESSENTIALS, INC.
                                       (Minneapolis),



                                       By: /s/ Sharon Re
                                          --------------------------------------
                                          Name:  Sharon Re
                                          Title:  President





                                       -3-

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                                       GENERAL OFFICE SUPPLY COMPANY, INC.,



                                       By: /s/ Terry Palmer
                                         ---------------------------------------
                                         Name:  Terry Palmer
                                         Title:  President


                                       MITCHELL-DIXON OFFICE SUPPLY
                                       COMPANY,



                                       By: /s/ Karen Kendrick
                                          --------------------------------------
                                          Name:  Karen Kendrick
                                          Title:  Vice President and Treasurer


                                       TOTAL OFFICE PRODUCTS & PRINTERS,
                                       INC.,



                                       By: /s/ Paul Zimmerman
                                         ---------------------------------------
                                         Name:  Paul Zimmerman
                                         Title:  President


                                       BUSINESS ESSENTIALS, INC.
                                       (St. Louis),



                                       By: /s/ Richard C. Dubin
                                          --------------------------------------
                                          Name:  Richard C. Dubin
                                          Title:  Vice President





                                       -4-

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                                       APOLLO STATIONERS, INC.



                                       By: /s/ Steve Stadell
                                          --------------------------------------
                                          Name:  Steve Stadell
                                          Title:  President


                                       BT OFFICE PRODUCTS INTERNATIONAL
                                       HOLDINGS, INC.,



                                       By: /s/ John J. McKiernan
                                          --------------------------------------
                                          Name:  John J. McKiernan
                                          Title:  Vice President


                                       BT OPE HOLDINGS, INC.,



                                       By: /s/ John J. McKiernan
                                          --------------------------------------
                                          Name:  John J. McKiernan
                                          Title:  Vice President


                                       CROWN OFFICE PRODUCTS, INC.,



                                       By: /s/ Karen Kendrick
                                          --------------------------------------
                                          Name:  Karen Kendrick
                                          Title:  Vice President and
                                                  Treasurer




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